                           THE TRAVELERS SERIES TRUST

                        TRAVELERS QUALITY BOND PORTFOLIO

ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 1-860-277-0111
--------------------------------------------------------------------------------

The Travelers Series Trust (the "Series Trust") is a diversified open-end management investment company (mutual fund) consisting of multiple series of shares (the "Portfolios"), each with its own investment objectives and policies. Travelers Quality Bond Portfolio is the only Portfolio of the Series Trust described herein.

Shares of the Portfolio are currently offered without a sales charge to certain separate accounts of The Travelers Insurance Company and Travelers Life and Annuity Company (collectively, "Company" or "Travelers"). The Portfolio serves as an investment vehicle for variable annuity and variable life insurance contracts issued by Travelers. The term "shareholder" as used herein refers to any insurance company separate account that may use shares of the Portfolio as investment vehicles now or in the future.

This Prospectus concisely sets forth the information about the Series Trust and the Portfolio that you should know before investing. Please read it and retain it for future reference. Additional information about the Series Trust and the Portfolio is contained in a Statement of Additional Information ("SAI") dated July 31, 1996 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 1-860-277-0111.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 THE DATE OF THIS PROSPECTUS IS JULY 31, 1996.

                               TABLE OF CONTENTS

THE TRAVELERS SERIES TRUST............................................................    3
FUNDAMENTAL INVESTMENT POLICIES.......................................................    3
TRAVELERS QUALITY BOND PORTFOLIO......................................................    3
PORTFOLIO TURNOVER....................................................................    4
BOARD OF TRUSTEES.....................................................................    5
INVESTMENT MANAGER....................................................................    5
FUND ADMINISTRATION...................................................................    5
SECURITIES TRANSACTIONS...............................................................    6
FUND EXPENSES.........................................................................    6
SHARES OF THE SERIES TRUST............................................................    6
PRICING SHARES........................................................................    7
SHARE REDEMPTION......................................................................    7
  Dividends and Tax Status............................................................    8
LEGAL PROCEEDINGS.....................................................................    8
ADDITIONAL INFORMATION................................................................    8
EXHIBIT A.............................................................................    9
EXHIBIT B.............................................................................   14

                                    SERIES-2
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                           THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The Series Trust is registered with the SEC as an open-end management investment company. The Series Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.

The Series Trust is currently divided into multiple series (the "Portfolios"), each with its own investment objective and policies, all of which are diversified portfolios under the Investment Company Act of 1940, as amended ("1940 Act"). Quality Bond Portfolio, as described below, is contained in this prospectus. The other Portfolios are described in a separate prospectus. While there is no assurance that the Portfolio will achieve its objective, it endeavors to do so by following its investment policies as described below.

FUNDAMENTAL INVESTMENT POLICIES

The Portfolio follows certain investment policies and adopts specific investment techniques which cannot be modified without shareholder approval. These "fundamental" investment policies are mandated by either the provisions of the The Investment Company Act of 1940, as amended (the "1940 Act") or pursuant to procedures that the Board of Trustees has decided to adopt. In contrast, the Portfolio also follows certain nonfundamental investment policies. Unlike the fundamental investment policies, nonfundamental policies may be changed, subject to the approval of the Board, at the discretion of the Investment Adviser without shareholder approval. Except as noted, all of the investment policies discussed herein are nonfundamental.

                        TRAVELERS QUALITY BOND PORTFOLIO
                          ("TRAVELERS BOND PORTFOLIO")
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The basic investment objective of Travelers Bond Portfolio is to seek current income, moderate capital volatility and total return.

INVESTMENT POLICIES

The assets of Travelers Bond Portfolio will be primarily invested in the following securities:

- money market obligations;
- treasury bills;
- repurchase agreements;
- commercial paper;
- bank certificates of deposit and bankers' acceptances; and
- publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments.

These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participation based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investment in longer term obligations may be made if the Investment Adviser concludes that the investment yields justify a longer term commit-

                                    SERIES-3
ment. No more than 25% of the value of Travelers Bond Portfolio's assets will be invested in any one industry.

The Portfolio will be actively managed and investments may be sold prior to maturity if deemed advantageous in light of factors such as market conditions or brokerage costs. While the investments of Travelers Bond Portfolio are generally not listed securities, there are firms which make markets in the type of debt instruments that Travelers Bond Portfolio holds. No problems of liquidity are anticipated with regard to the investments of Travelers Bond Portfolio.

From time to time, Travelers Bond Portfolio may commit to purchase new-issue government or agency securities on a "when-issued" basis (referred to throughout as "when-issued securities"). Travelers Bond Fund may also purchase and sell interest rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of the Travelers Bond Portfolios securities. See attached Exhibit A for a more complete description of these investment techniques.

INVESTMENT RESTRICTIONS

The Travelers Bond Portfolio is subject to certain investment restrictions. Specifically, the Investment Adviser, on behalf of Travelers Bond Portfolio may:

- invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);
- borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;
- purchase interests in real estate represented by securities for which there is an established market;
- make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;
- acquire up to 10% of the voting securities of any one issuer (it is the present practice of Travelers Bond Portfolio not to exceed 5% of the voting securities of any one issuer);
- make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and
- invest up to 15% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of
  1933).

  RISK FACTORS

The Investment Adviser will weigh considerations of risks, yield and ratings in implementing Travelers Bond Portfolio's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Travelers Bond Portfolio, but it is anticipated that they will be of investment grade or its equivalent. Debt instruments that the Portfolio purchases may, however, not be rated since such instruments may be government securities or of short durations. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.
                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Although the Portfolio does not intend to invest for the purpose of seeking short-term profits, securities held by each Portfolio will be sold whenever the Portfolio's investment adviser or Subadviser believes it is appropriate to do so in light of the Portfolio's investment objective, without

                                    SERIES-4
regard to the length of time a particular security may have been held. Because the Portfolio is new, no Portfolio turnover information is presently available. We anticipate the Portfolio's turnover rate will be 200% or less.

                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Series Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Series Trust. Subject to the provisions of the Declaration of Trust, the business and affairs of the Series Trust shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group, Inc., and its principal offices are located at One Tower Square, Hartford, Connecticut, 06183. In addition to providing investment advice to the Portfolio, TAMIC also acts as investment adviser for other investment companies used to fund variable insurance products. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies.

QUALITY BOND PORTFOLIO
INVESTMENT ADVISER: TAMIC

Under its Investment Advisory Agreement with the Trust, TAMIC is paid an amount equivalent on an annual basis to .3233% of the average daily net assets of the Portfolio. The fee is computed daily and paid monthly.

PORTFOLIO MANAGER

The Portfolio is managed by F. Denney Voss. Mr. Voss joined The Travelers Insurance Company in 1980 and currently Mr. Voss is a Senior Vice President of The Travelers Insurance Company. Mr. Voss is also a Vice President of TAMIC. Mr. Voss has also managed TAMIC's Quality Bond Account for Variable Annuities since March 1995 and has been responsible for managing the Travelers portfolios backing general account insurance products since August 1994. Prior to transferring to the Travelers Securities Department in 1994, Mr. Voss performed various sales and trading functions for Smith Barney Inc., a Travelers Group subsidiary.

                              FUND ADMINISTRATION
--------------------------------------------------------------------------------

The Series Trust, on behalf of the Travelers Quality Bond Portfolio entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the Portfolio at an annualized rate of .06% of the daily net assets of the Portfolio. The Travelers Insurance Company at its expense may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.

                                    SERIES-5

                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, the Investment Adviser selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Portfolio, the Investment Adviser may follow a policy of considering as a factor the number of shares of a Portfolio sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Series Trust, the investment advisers or their affiliates.

The Portfolio may pay higher commissions to broker-dealers which provide research services. The Investment Adviser may use these services in advising the Portfolio, as well as in advising their other clients.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, the other principal expenses of the Series Trust and the Portfolios include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Series Trust or the Board of Trustees; the compensation for the unaffiliated members of the Board of Trustees; the costs of printing and mailing the Series Trust's prospectus, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Series Trust and its shares under federal and state securities laws. Higher portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolios, as well as additional gains and/or losses to shareholders.

Pursuant to a Management Agreement originally executed on May 1, 1993, and amended as of July 31, 1996, between the Series Trust and the Company, the Company agreed to reimburse the Series Trust for the amount by which the Portfolio's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed 0.75% of the Portfolio's average net assets for any fiscal year. This agreement will remain in effect until terminated by either party upon sixty days' notice.

                           SHARES OF THE SERIES TRUST
--------------------------------------------------------------------------------

The Series Trust currently issues one class of shares divided into thirteen separate series. Under the Declaration of Trust, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Series Trust. All shares of each series of the Series Trust have equal voting, dividend and liquidation rights. When issued and paid for, the shares will be fully paid and nonassessable by the Series Trust and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions, but shares of all series vote together in the election of Trustees and the selection of accountants. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Shares of the Series Trust are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares

                                    SERIES-6
are not sold to the general public. The Trust reserves the right to reject any purchase request. Shares of the Series Trust are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Series Trust's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

Under Massachusetts law, it is possible that a shareholder of any series may be held personally liable for a Portfolio's obligations. However, the Series Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the Series Trust's obligations and provides indemnification from Series Trust assets for any shareholder held personally liable for the Series Trust's obligations. Disclaimers of such liability are included in each agreement entered into by the Series Trust or its Portfolios.

Although the Series Trust is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Series Trust's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Series Trust due to differences in tax treatment, management of the Trust's investments, or other considerations. The Series Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                 PRICING SHARES
--------------------------------------------------------------------------------

The net asset value of a Portfolio share is computed as of the close of trading on each day on which the New York Stock Exchange is open for trading, except on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The net asset value per share is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Portfolio values short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. All other investments are valued at market value, or where market quotations are not readily available, at fair value as determined in good faith by the Series Trust's Board of Trustees or by a committee appointed by the Trustees. The procedure set forth above need not be used to determine the value of the securities owned by a portfolio if, in the opinion of the Trustees or the committee appointed by the Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded off an exchange) would more accurately reflect the fair market value of such securities.

                                SHARE REDEMPTION
--------------------------------------------------------------------------------

Full and fractional shares of the Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt by the Portfolio of a proper redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.

The Portfolio computes the redemption value at the close of the New York Stock Exchange ("Exchange") at the end of the day on which they have received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

                                    SERIES-7

The Series Trust or the Portfolio may temporarily suspend the right to redeem their shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

DIVIDENDS AND TAX STATUS

The Series Trust and its Portfolios have qualified and intend to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. A Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its investment company taxable income during each fiscal year.

Capital gains and dividends are distributed in cash or reinvested in additional shares of a Portfolio without a sales charge. Although purchasers of variable contracts are not currently subject to federal income taxes on distributions made by the Portfolios, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Series Trust or the Portfolio.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                    SERIES-8

                                   EXHIBIT A
--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
                INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIO

The following types of investments and investment techniques are available to the Portfolios as set forth herein or in the prospectus. Please refer to the investment objective and policies of the Portfolio for a list of available investments.

CASH INSTRUMENTS

The Portfolio may invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes and to maintain liquidity. Cash items may include, but are not limited to, obligations such as: commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities (see "U.S. Government Obligations" below).

U.S. GOVERNMENT OBLIGATIONS

The Portfolio may invest in direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by the full faith and credit of the U.S. Treasury.

DEBT SECURITIES

Additionally, the Portfolio's investments may be made in bonds and other debt instruments used by issuers to borrow money from investors. Debt instruments involve the promise, by the issuer of the instrument to pay the investor a fixed or variable rate of interest. Such repayment will occur at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial condition of issuers.

Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. The Portfolio may be permitted to invest in such lower-quality debt securities.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Investment adviser and Subadvisers will consider the earning power, cash

                                    SERIES-9
flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolios will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the Investment adviser or Subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The investment adviser and Subadviser intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

REPURCHASE AGREEMENTS

The Portfolio may enter into repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities and or other securities to a Portfolio and each agrees at the time of the sale to repurchase the securities at a mutually agreed upon time and price. Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (i.e., banks or reporting broker-dealers meeting the investment advisor's credit quality standards as presenting minimal risk of default). Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In any repurchase agreement, the risk that the original seller does not repurchase the securities as called for in the repurchase agreement exists. A Portfolio could receive less than the repurchase price on any sale of such securities. Additionally, if the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, a Portfolio's right to liquidate the securities may be restricted (during which time the value of the securities could decline). The Investment Adviser and Subadviser, however, each believe that under the regular procedures normally in effect for custody of the Portfolio's securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Portfolio and allow retention or disposition of such securities.

The Portfolio may adopt rules concerning the collateralization of repurchase agreements so long as the repurchase agreement is collateralized fully.

The Portfolio will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Portfolio's adviser to be creditworthy pursuant to guidelines established for the Portfolio.

Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

The Portfolio or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.

WHEN-ISSUED SECURITIES

The Portfolio may purchase securities on a when-issued or delayed delivery basis. Transactions of this type are arrangements in which the particular Portfolio purchases securities with payment and delivery scheduled for a future time. Their purpose is to help to ensure the availability of suitable securities.

The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Such commitment to purchase be viewed as a senior security, and generally will be marked to market and reflected in the Portfolio's

                                    SERIES-10

Accumulation Unit Value daily from the commitment date. Delivery and payment may be at a future date beyond customary settlement time.

It is the customary practice of Travelers Quality Bond Portfolio to make when-issued purchases for settlement no more than 90 days beyond the commitment date. The Travelers Quality Bond Portfolio may only purchase when issued securities of new issue government or agency securities.

While it is the intention of the Portfolio to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. For example, Travelers Quality Bond Portfolio does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, Travelers Quality Bond Portfolio will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

Travelers Quality Bond Portfolio does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when Travelers Quality Bond Portfolio commits to purchase a when-issued security, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities

The Investment Adviser engaged in trades of when issued securities each believes that purchasing securities in this manner will be advantageous. This practice, however does include certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, an affected Portfolio would endure a loss (or gain) equal to the price appreciation (or depreciation) in value from the commitment date. Further, such failure to complete a transaction may cause the affected Portfolio to miss other opportunities.

To guard against such risks, the Investment Adviser employs a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

It is expected that, under normal circumstances, the Portfolio will take delivery of such securities. In general, the Portfolio does not pay for the securities until received and the Portfolio does not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Portfolio will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities equal to the amount of the commitments to purchase when-issued securities.

A Portfolio may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Portfolio may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Portfolio may realize short-term profits or losses upon the sale of such commitments.

FUTURES CONTRACTS

The Portfolio may use exchange-traded financial futures for various purposes including contracts as a hedge to protect against changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will

                                    SERIES-11
substantially be offset by depreciation in the value of the futures position. At no time will any Portfolios' futures trading transactions be employed for speculative purposes.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

When a futures contract is purchased, the Portfolio will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. The Portfolio will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the debt security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if less, a loss. While futures positions taken by the Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

All interest rate and stock index futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolio will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Portfolio will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.

As evidence of its hedging intent, the Portfolio expect that on seventy-five percent (75%) or more of the occasions on which it purchases a long futures contract, it will effect the purchase of securities in the cash market or take delivery as it closes out a futures position. In particular cases, however, when it is economically advantageous, a long futures position may be terminated without the corresponding purchase of securities.

SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Portfolio may benefit from the use of such futures, changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if they had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any Portfolio securities sought to be hedged.

                                    SERIES-12

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the Portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close future contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. The Investment Adviser believes that over time the value of the investments of the Portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

TEMPORARY BANK BORROWING

The Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Temporary or emergency borrowing in the aggregate may not exceed 15%.

                                    SERIES-13

                                   EXHIBIT B
--------------------------------------------------------------------------------

A. DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many favorable investment attributes are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market short-comings.

C -- Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

B. DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issued only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                    SERIES-14

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                    SERIES-15

                           THE TRAVELERS SERIES TRUST

L-11788-3QB